EXHIBIT 10.46
REAFFIRMATION, JOINDER AND FIRST AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT
This REAFFIRMATION, JOINDER AND FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of March 30, 2017 (“Effective Date”), by and among (i) the entities identified as Original Borrower set forth on Schedule I attached hereto (individually and collectively, “Original Borrower”); (ii) the entities identified as Additional Borrower set forth on Schedule II attached hereto (individually and collectively, “Additional Borrower”; together with Original Borrower, “Borrower”); (iii) CAPITAL ONE MULTIFAMILY FINANCE, LLC, a Delaware limited liability company (“Lender”); and (iv) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).
RECITALS
A.    Original Borrower and Lender are parties to that certain Master Credit Facility Agreement dated as of October 31, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).
B.    All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of October 31, 2016 (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender to make Future Advances (once an agreement is made for Lender to make a Future Advance) under the Master Agreement or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C.    Borrower has requested that Lender make a Future Advance pursuant to the Master Agreement.
D.    Additional Borrower desires to join into the Master Agreement as if it were an Original Borrower thereunder, subject to certain exclusions and exceptions set forth herein.
E.    The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the making of a Future Advance by Lender in the amount of $53,439,000.00 pursuant to Section 2.02(c)(2)(B) (Making Advances) of the Master Agreement (the “Future Advance”); (ii) the joinder of Additional Borrower into the Master Agreement and other Loan Documents (excluding the $30,000,000 Variable Note evidencing the Initial Advance and executed and delivered by Original Borrower on the Initial Effective Date (the “Initial Note”)) as if it were an Original

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Borrower thereunder, and (iv) the modification of certain terms and provisions of the Master Agreement, all as more particularly set forth herein.
NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1.Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.
Section 2.Future Advance. In connection with this Amendment, Lender is making a Future Advance to Borrower in the amount of $53,439,000.
Section 3.Joinder. Additional Borrower hereby joins the Master Agreement and Loan Documents (excluding the Initial Note and the Security Instruments delivered by Original Borrower (as the same may be amended, restated, supplemented, or otherwise modified from time to time)) as if it were an Original Borrower thereunder. Borrower agrees that all references to “Borrower” in the Loan Documents (including, but not limited to, the Master Agreement and the Note, but excluding the Initial Note and the Security Instruments delivered by Original Borrower (as the same may be amended, restated, supplemented, or otherwise modified from time to time)) shall be deemed to include Additional Borrower and Original Borrower (except that Additional Borrower is not hereby included in any reference in any Loan Document to the “Borrower” as (x) the maker of or borrower under the Initial Note or any renewal of the Initial Note and (y) mortgagor or borrower under the Security Instruments delivered by Original Borrower or any amendments, restatements, supplements or modifications thereof).
Section 4.Payment Guaranty. In consideration of the making of the Future Advance and as a material inducement to Lender and Fannie Mae to enter into this Amendment, Additional Borrower is executing and delivering to Lender and Fannie Mae that certain Payment Guaranty dated of even date herewith guaranteeing, among other things, payment and performance of all obligations and liabilities of Original Borrower under the Initial Note in lieu of joining into the Initial Note as if it were an Original Borrower thereunder. Additional Borrower has not assumed any liability as maker or borrower with respect to the Indebtedness evidenced by the Initial Note or any renewal of the Initial Note.
Section 5.Reaffirmation and Consent. Original Borrower hereby reaffirms its obligations pursuant to the Master Agreement and consents to the terms hereof.
Section 6.Schedule 1 to the Master Agreement. Schedule 1 to the Master Agreement is hereby amended as follows:
(A)The definition of “Facility Debt Service” set forth in Schedule 1 to the Master Agreement is hereby amended and restated in its entirety as follows:
“Facility Debt Service” means, as of any date, for all purposes other than determining the Strike Rate, the sum of the amount of interest and principal amortization that would be

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payable during the applicable period determined by Lender immediately succeeding the date of determination, except that:
(a)          each Variable Structured ARM Advance to be obtained shall be deemed to require payments equal to the sum of (1) level monthly payments of principal and interest (with the interest rate calculated as (A) the Applicable Index, plus (B) the Margin (or until rate locked, the indicative pricing, as determined pursuant to the Underwriting and Servicing Requirements), plus (C) a stressed underwriting margin of 300 basis points (3.00%) or such lower stressed underwriting margin determined pursuant to the Underwriting and Servicing Requirements in an amount necessary to fully amortize the original principal amount of the Variable Structured ARM Advance over the Amortization Period), plus (2) the Monthly Cap Escrow Payment;
(b)          with respect to each Variable Structured ARM Advance Outstanding:
(1)          where an amortizing Interest Rate Cap has been purchased and is then effective, such Advance shall be deemed to require payments equal to the sum of (A) level monthly payments of principal and interest (with the interest rate calculated as (i) the Strike Rate applicable to such Advance, plus (ii) the Margin applicable to such Advance in an amount necessary to fully amortize the original principal amount of the Variable Structured ARM Advance over the Amortization Period), plus (B) any Monthly Cap Escrow Payment applicable to such Advance; and
(2)          where an interest-only Interest Rate Cap has been purchased and is then effective, such Advance shall be deemed to require payments equal to the sum of (A) level monthly payments of interest (with the interest rate calculated as (i) the Strike Rate applicable to such Advance, plus (ii) the Margin applicable to such Advance), plus (B) any Monthly Cap Escrow Payment applicable to such Advance;
(c)           [intentionally deleted];
(d)          each Fixed Advance to be obtained or Variable Advance to be converted shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to the sum of the base United States Treasury Index Rate for securities having a maturity substantially similar to the maturity of the Fixed Advance, plus the Fixed Fee (or until rate locked, the estimated Fixed Fee as determined pursuant to the Underwriting and Servicing Requirements)) in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period; and
(e)          each Fixed Advance Outstanding shall be deemed to require level monthly payments of principal and interest (at the Interest Rate for such Fixed Advance as set forth in the Schedule of Advance Terms) in an amount necessary to fully amortize the original principal amount of such Fixed Advance over the Amortization Period.

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(B)The definition of “Guarantor” set forth in Schedule 1 to the Master Agreement is hereby amended and restated in its entirety as follows:
“Guarantor” means, individually and collectively, any guarantor of the Indebtedness or any other obligation of Borrower under any Loan Document other than Payment Guarantor. Guarantor must be a Key Principal.
(C)The definition of “Payment Guaranty” set forth in Schedule 1 to the Master Agreement is hereby amended and restated in its entirety as follows:
“Payment Guaranty” means that certain Guaranty (Payment) dated as of March 30, 2017 executed by Payment Guarantor to and for the benefit of Lender and Fannie Mae, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.
(D)Schedule 1 to the Master Agreement is hereby amended to add the following definitions in appropriate alphabetical order:
“Payment Guarantor” means Shell Borrower.
“Shell Borrower” means individually and collectively, (i) ARHC CO Borrower 1, LLC, (ii) ARHC CO Borrower 2, LLC, (iii) ARHC CO Borrower 3, LLC, (iv) ARHC CO Borrower 4, LLC, (v) ARHC CO Borrower 5, LLC, (vi) ARHC CO Borrower 6, LLC, (vii) ARHC CO Borrower 7, LLC, (viii) ARHC CO Borrower 8, LLC, (ix) ARHC CO Borrower 9, LLC, (x) ARHC CO Borrower 10, LLC, (xi) ARHC CO Borrower 11, LLC, (xii) ARHC CO Borrower 12, LLC, (xiii) ARHC CO Borrower 13, LLC, (xiv) ARHC CO Borrower 14, LLC and (xv) ARHC CO Borrower 15, LLC, each a Delaware limited liability company.
(E)The definition of “Strike Rate” set forth in Schedule 1 to the Master Agreement is hereby amended and restated in its entirety as follows:
“Strike Rate” means:
(a)        In determining the Strike Rate for new Interest Rate Caps (other than replacement Interest Rate Caps) purchased in connection with Future Advances that are Variable Advances made under this Master Agreement, the Strike Rate shall be the lower of (x) the percentage approved by Lender and (y) the percentage derived by taking:
(1)          the Net Operating Income for all Mortgaged Properties, minus
(A)          the product of (i) 1.40 and (ii) the payment due on each Fixed Advance provided that:
(1)          each Fixed Advance to be obtained or Variable Advance to be converted shall be deemed to require level monthly payments of principal and interest (at an interest rate equal to the sum of (A) the base United States Treasury Index Rate for securities having a maturity substantially similar to the maturity of the Fixed Advance, plus (B) the Fixed Fee (or until rate locked, the estimated

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Fixed Fee as determined pursuant to the Underwriting and Servicing Requirements), in an amount necessary to fully amortize the original principal amount of the Fixed Advance over the Amortization Period) (provided, however, if there are no principal payments due on a Fixed Advance during the Interest Rate Cap term for which the Strike Rate is being calculated, then the payments relating to such Fixed Advance shall not be required to include principal amortization for purposes of this calculation);
(2)          each Fixed Advance Outstanding shall be deemed to require level monthly payments of principal and interest (at the Interest Rate for such Fixed Advance as set forth in the Schedule of Advance Terms, in an amount necessary to fully amortize the original principal amount of such Fixed Advance over the Amortization Period) (provided, however, if there are no principal payments due on a Fixed Advance during the Interest Rate Cap term for which the Strike Rate is being calculated, then the payments relating to such Fixed Advance shall not be required to include principal amortization for purposes of this calculation);
minus
(B)          the product of (i) 1.15 and (ii) the payment due on each Variable Structured ARM Advance Outstanding, provided that each Variable Structured ARM Advance Outstanding shall be deemed to require payments equal to the sum of (1) monthly payments of principal and interest (with the interest rate calculated as (A) the weighted average Strike Rate for all outstanding Interest Rate Caps plus (B) the Margin applicable to such non-replacement Interest Rate Caps, in an amount necessary to fully amortize the original principal amount of the Variable Structured ARM Advance over the Amortization Period, and the principal component of the Variable Structured ARM Advance payment(s) equal to the Fixed Monthly Principal Component as set forth in the Schedule of Advance Terms), plus (2) the Monthly Cap Escrow Payments, if any, for the succeeding twelve (12) month period (provided, however, if there are no principal payments due on a Variable Structured ARM Advance during the Interest Rate Cap term for which the Strike Rate is being calculated, then the payments relating to such Variable Structured ARM Advance shall not be required to include principal amortization for purposes of this calculation). Notwithstanding the foregoing, if there are Variable Structured ARM Advances Outstanding for which there are no Interest Rate Caps outstanding at the time of the calculation, then such Variable Advances shall be included in (3) below;
divided by
(2)          1.15
divided by

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(3)          the total of all Variable Advances to be obtained or Variable Advances Outstanding, that were not included in (a)(1)(B), at the time of the calculation of the Strike Rate minus
(4)          the amortization factor for all Variable Advances to be obtained or Variable Advances Outstanding if principal is to be paid during the Interest Rate Cap term minus
(5)          the Margin (or for Variable Structured ARM Advances to be obtained, until rate locked, the indicative pricing as determined pursuant to the Underwriting and Servicing Requirements).
(b)          In determining the Strike Rate for any replacement Interest Rate Cap purchased in connection with this Master Agreement pursuant to the Cap Security Agreement, the Strike Rate shall be the lower of (x) the percentage approved by Lender and (y) the percentage derived by taking:
(1)          the Net Operating Income for all Mortgaged Properties, minus
(A)          the product of (i) 1.40 and (ii) the payment due on each Fixed Advance provided that each Fixed Advance Outstanding shall be deemed to require level monthly payments of principal and interest (at the Interest Rate for such Fixed Advance as set forth in the Schedule of Advance Terms, in an amount necessary to fully amortize the original principal amount of such Fixed Advance over the Amortization Period) (provided, however, if there are no principal payments due on a Fixed Advance during the Interest Rate Cap term for which the Strike Rate is being calculated, then the payments  relating to such Fixed Advance shall not be required to include principal amortization for purposes of this calculation)
minus
(B)          the product of (i) 1.15 and (ii) the payment due on each Variable Structured ARM Advance Outstanding where the applicable Interest Rate Cap is not being replaced in connection with the calculation of the Strike Rate, provided that each Variable Structured ARM Advance Outstanding shall be deemed to require payments equal to the sum of (1) monthly payments of principal and interest (with the interest rate calculated as (A) the weighted average Strike Rate for all outstanding Interest Rate Caps plus (B) the Margin applicable to such non-replacement Interest Rate Caps, in an amount necessary to fully amortize the original principal amount of the Variable Structured ARM Advance over the Amortization Period, and the principal component of the Variable Structured ARM Advance payment(s) equal to the Fixed Monthly Principal Component as set forth in the Schedule of Advance Terms), plus (2) the Monthly Cap Escrow Payments, if any, for the succeeding twelve

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(12) month period (provided, however, if there are no principal payments due on a Variable Structured ARM Advance during the Interest Rate Cap term for which the Strike Rate is being calculated, then the payments relating to such Variable Structured ARM Advance shall not be required to include principal amortization for purposes of this calculation).  Notwithstanding the foregoing, if there are Variable Structured ARM Advances Outstanding for which there are no Interest Rate Caps outstanding at the time of the calculation, then such Variable Advances shall be included in (3) below divided by
(2)          1.15
divided by
(3)          the total of all Variable Advances Outstanding, that were not included in (b)(1)(B), at the time of the calculation minus
(4)          the amortization factor for all Variable Advances to be obtained or Variable Advances Outstanding if principal is to be paid during the Interest Rate Cap term minus
(5)          the Margin (or for Variable Structured ARM Advances to be obtained, until rate locked, the indicative pricing as determined pursuant to the Underwriting and Servicing Requirements).
Section 7.Summary of Master Terms. Section I of Schedule 2 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 2 attached hereto.
Section 8.Schedule of Advance Terms. The Schedule of Advance Terms to the Master Agreement is hereby supplemented with Schedule 3.2 attached hereto.
Section 9.Prepayment Premium Schedule. The Prepayment Premium Schedule to the Master Agreement is hereby supplemented with Schedule 4.2 attached hereto.
Section 10.Required Repair Schedule. Schedule 6 to the Master Agreement is hereby supplemented with Schedule 6.1 attached hereto.
Section 11.Ownership Interest Schedule. Schedule 13 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 13 attached hereto.
Section 12.Exceptions to Representations and Warranties. Schedule 16 of the Master Agreement is hereby supplemented with Schedule 16.1 attached hereto.

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Section 13.Exhibit A. Exhibit A to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
Section 14.Exhibit E. The parties hereby acknowledge that Exhibit E to the Master Agreement contains a scrivener’s error, in which Section 2 (Fees) of such Exhibit incorrectly suggests that it is a condition to the closing of a Future Advance that Borrower pay the Re-Underwriting Fee or the Additional Origination Fee, but not both. Pursuant to Schedule 14 of the Master Agreement, if a Future Advance is being made under Section 2.02(c)(2)(B) (Making Advances) of the Master Agreement, receipt by Lender of the non-refundable Re-Underwriting Fee and the Additional Origination Fee is a condition precedent to the funding of such Future Advance. Accordingly, Exhibit E to the Master Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.
Section 15.Section 11.03(h) (Permitted Transfers) of the Master Agreement. A new subsection (2) of Section 11.03(h) (Additional Permitted Transfers) of the Master Agreement is hereby added as follows:
(2)    Acquisition of Multifamily Residential Property by Shell Borrower. Upon satisfaction of the terms and conditions of Section 2.02(c) (Making Advances) and Section 2.10(c) (Right to Add Additional Mortgaged Properties As Collateral) of the Master Agreement in connection with the making of a Future Advance in connection with the addition of an Additional Mortgaged Property pursuant to Section 2.02(c) (Making Advances) of the Master Agreement, Shell Borrower is permitted to acquire, hold, own, lease, and manage a Multifamily Residential Property (either in fee simple or as tenant under a ground lease meeting all of the Underwriting and Servicing Requirements) so long as such Shell Borrower adds such Mortgaged Property to the Collateral Pool as an Additional Mortgaged Property.
Section 16.Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement, as amended hereby.
Section 17.Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 18.Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 19.Applicable Law. The provisions of Section 15.01 of the Master Agreement (entitled Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

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Section 20.Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.
Section 21.Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents and except for the exceptions to representations and warranties set forth on Schedule 16.1 attached hereto. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.
Section 22.No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.
Section 23.Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Lender in connection with this Amendment.
Section 24.Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it, including Section 15.01 (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement, except that Additional Borrower does not reaffirm, assume or bind itself to any liability as maker or borrower with respect to the Indebtedness evidenced by the Initial Note or any renewal of the Initial Note.

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IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.
ORIGINAL BORROWER:

ARHC ALSTUFL01, LLC
ARHC ALJUPFL01, LLC,
each a Delaware limited liability company

By:    /s/ James A. Tanaka (SEAL)
Name:    James A. Tanaka
Title:    Authorized Signatory
ADDITIONAL BORROWER:
ARHC CO BORROWER 1, LLC
ARHC CO BORROWER 2, LLC
ARHC CO BORROWER 3, LLC
ARHC CO BORROWER 4, LLC
ARHC CO BORROWER 5, LLC
ARHC CO BORROWER 6, LLC
ARHC CO BORROWER 7, LLC
ARHC CO BORROWER 8, LLC
ARHC CO BORROWER 9, LLC
ARHC CO BORROWER 10, LLC
ARHC CO BORROWER 11, LLC
ARHC CO BORROWER 12, LLC
ARHC CO BORROWER 13, LLC
ARHC CO BORROWER 14, LLC
ARHC CO BORROWER 15, LLC,
each a Delaware limited liability company

By:    /s/ James A. Tanaka (SEAL)
Name:    James A. Tanaka
Title:    Authorized Signatory

[Signatures continue on following page]

LENDER:

CAPITAL ONE MULTIFAMILY FINANCE, LLC,
a Delaware limited liability company

By:    /s/ Anita S. Clarke (SEAL)
Name:    Anita S. Clarke
Title:    Senior Vice President

[Signatures continue on following page]

FANNIE MAE:
FANNIE MAE

By:    /s/ Michael W. Dick (SEAL)
Name:    Michael W. Dick
Title:    Assistant Vice President

SCHEDULE I

ORIGINAL BORROWER

ARHC ALSTUFL01, LLC, a Delaware limited liability company
ARHC ALJUPFL01, LLC, a Delaware limited liability company

SCHEDULE II

ADDITIONAL BORROWER

ARHC CO Borrower 1, LLC, a Delaware limited liability company
ARHC CO Borrower 2, LLC, a Delaware limited liability company
ARHC CO Borrower 3, LLC, a Delaware limited liability company
ARHC CO Borrower 4, LLC, a Delaware limited liability company
ARHC CO Borrower 5, LLC, a Delaware limited liability company
ARHC CO Borrower 6, LLC, a Delaware limited liability company
ARHC CO Borrower 7, LLC, a Delaware limited liability company
ARHC CO Borrower 8, LLC, a Delaware limited liability company
ARHC CO Borrower 9, LLC, a Delaware limited liability company
ARHC CO Borrower 10, LLC, a Delaware limited liability company
ARHC CO Borrower 11, LLC, a Delaware limited liability company
ARHC CO Borrower 12, LLC, a Delaware limited liability company
ARHC CO Borrower 13, LLC, a Delaware limited liability company
ARHC CO Borrower 14, LLC, a Delaware limited liability company
ARHC CO Borrower 15, LLC, a Delaware limited liability company

SCHEDULE 2 (SECTION I) TO
MASTER CREDIT FACILITY AGREEMENT
Summary of Master Terms

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
Borrower
(a)    ARHC ALSTUFL01, LLC
(b)    ARHC ALJUPFL01, LLC
(c)    ARHC CO Borrower 1, LLC
(d)    ARHC CO Borrower 2, LLC
(e)    ARHC CO Borrower 3, LLC
(f)    ARHC CO Borrower 4, LLC
(g)    ARHC CO Borrower 5, LLC
(h)    ARHC CO Borrower 6, LLC
(i)    ARHC CO Borrower 7, LLC
(j)    ARHC CO Borrower 8, LLC
(k)    ARHC CO Borrower 9, LLC
(l)    ARHC CO Borrower 10, LLC
(m)    ARHC CO Borrower 11, LLC
(n)    ARHC CO Borrower 12, LLC
(o)    ARHC CO Borrower 13, LLC
(p)    ARHC CO Borrower 14, LLC
(q)    ARHC CO Borrower 15, LLC

Lender	Capital One Multifamily Finance, LLC
Key Principal
Healthcare Trust Operating Partnership, LP (f/k/a American Realty Capital Healthcare Trust II Operating Partnership, L.P.) and Healthcare Trust, Inc. (f/k/a American Realty Capital Healthcare Trust II, Inc.)

Guarantor	Healthcare Trust Operating Partnership, LP
Multifamily Project	As shown on Exhibit A
Type of Property	As shown on the SASA for each Mortgaged Property
Seniors Housing Facility Licensing Designation	As shown on the SASA for each Mortgaged Property
HIPAA Covered Entity	Allegro at Stuart Borrower Yes No Operator Yes No Manager Yes No Allegro at Jupiter Borrower Yes No Operator Yes No Manager Yes No
Medicaid Participant	Allegro at Stuart Borrower Yes No Operator Yes No Manager Yes No Allegro at Jupiter Borrower Yes No Operator Yes No Manager Yes No
Property Operator(s)
Allegro at Stuart
Operator ARHC ALSTUFL01 TRS, LLC
Manager Love Management Company, LLC (d/b/a Allegro Management Company)

Allegro at Jupiter
Operator ARHC ALJUPFL01 TRS, LLC
Manager Love Management Company, LLC (d/b/a Allegro Management Company)

Affiliated Property Operator(s)	Yes – All Operators listed above are Affiliated Property Operator(s) No
Maximum Permitted Equipment Financing	Two percent (2%) of the Outstanding Advance Amount.
ADDRESSES
Borrower’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Borrower’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Multifamily Project Address	As shown on Exhibit A
Key Principal’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Key Principal’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Guarantor’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Guarantor’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Payment Guarantor’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Payment Guarantor’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Lender’s General Business Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814 Attn: Asset Management
Lender’s Notice Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814 Attn: Asset Management
Lender’s Payment Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814 Attn: Asset Management
Manager’s General Business Address	Allegro Management Company 212 South Central Avenue, Suite 301 St. Louis, MO 63105 Attention: CFO rkarn@allegroliving.com
Manager’s Notice Address
Allegro Management Company
212 South Central Avenue, Suite 301
St. Louis, MO 63105
Attention: CFO
rkarn@allegroliving.com

With copy to:

Theresa Marie Kenney, Esq., B.C.S.
Duss, Kenney, Safer, Hampton & Joos, P.A.
4348 Southpoint Boulevard, Suite 101
Jacksonville, Florida 32216
Tkenney@jaxfirm.com

Operator’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue, 7th Floor New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Operator’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue, 7th Floor
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue, 14th Floor
New York, New York 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Sublessee’s General Business Address	N/A
Sublessee’s Notice Address	N/A

INITIAL PAGE TO SCHEDULE 2 (SECTION I) TO
MASTER CREDIT FACILITY AGREEMENT
Summary of Master Terms

____________________ BORROWER INITIALS

SCHEDULE 3.2 TO
MASTER CREDIT FACILITY AGREEMENT
Schedule of Advance Terms

III. INFORMATION FOR $53,439,000.00 VARIABLE ADVANCE MADE MARCH 30, 2017
Adjustable Rate
Until the first Rate Change Date, the Initial Adjustable Rate, and from and after each Rate Change Date following the first Rate Change Date until the next Rate Change Date, a per annum interest rate that is the sum of (i) the Current Index, and (ii) the Margin, which sum is then rounded to the nearest three (3) decimal places; provided, however, that the Adjustable Rate shall never be less than the Margin.

Advance Amount	$53,439,000
Advance Term	115 months.
Advance Year	The period beginning on the Effective Date and ending on the last day of March, 2018, and each successive twelve (12) month period thereafter.
Amortization Type	Amortizing Full Term Interest Only Partial Interest Only
Current Index	The published Index that is effective on the Business Day immediately preceding the applicable Rate Change Date.
Effective Date	March 30, 2017
First Payment Date	The first day of May, 2017.
First Principal and Interest Payment Date	The first day of May, 2022.
Fixed Monthly Principal Component	$72,268.14
Fixed Rate Amortization Factor	4.69% per annum
Index	One Month LIBOR
Initial Adjustable Rate	3.393% per annum.
Initial Monthly Debt Service Payment	$151,098.77
Interest Accrual Method
Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month).

Interest Only Term	60 months.
Interest Rate Type	Structured ARM
Last Interest Only Payment Date	The first day of April, 2022.
Margin	2.410%
Maturity Date
The first day of November, 2026, or any later date to which the Maturity Date may be extended (if at all) pursuant to this Master Agreement in connection with an election by Borrower to convert the Interest Rate on the Advance to a fixed rate pursuant to the terms of this Master Agreement, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise.

Monthly Debt Service Payment
(i) for the First Payment Date, the Initial Monthly Debt Service Payment;
(ii) for each Payment Date thereafter through and including the Last Interest Only Payment Date, the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month;
(iii) for the First Principal and Interest Payment Date and each Payment Date thereafter until the Advance is fully paid, an amount equal to the sum of:
(1) the Fixed Monthly Principal Component; plus
(2) an interest payment equal to the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month.

Payment Change Date	The first (1st) day of the month following each Rate Change Date until the Advance is fully paid.
Prepayment Lockout Period	The first (1st) Advance Year of the term of the Advance.
Rate Change Date	The First Payment Date and the first (1st) day of each month thereafter until the Advance is fully paid.
Remaining Amortization Period
As of the First Principal and Interest Payment Date and each Payment Date thereafter, the Amortization Period minus the number of scheduled principal and interest Monthly Debt Service Payments that have elapsed since the Effective Date.

IV. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Prepayment Premium Term	The period beginning on the Effective Date and ending on the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.

[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 3.2 TO
MASTER CREDIT FACILITY AGREEMENT
SCHEDULE OF ADVANCE TERMS

____________________ BORROWER INITIALS

SCHEDULE 4.2 TO
MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule
(1% Prepayment Premium – ARM, SARM)
1.Defined Terms.
All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in the Master Agreement.
2.Prepayment Premium.
(a)    Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of the Master Agreement shall be equal to the following percentage of the amount of principal being prepaid at the time of such prepayment, acceleration or application:

Prepayment Lockout Period	5.00%
Second Loan Year, and each Loan Year thereafter	1.00%

(b)    Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of the Master Agreement or anything to the contrary in this Prepayment Premium Schedule, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs
[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 4.2 TO
MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule

____________________
Borrower Initials

SCHEDULE 6.1 TO
MASTER CREDIT FACILITY AGREEMENT
Required Repair Schedule

Mortgaged Property Name: Allegro at Stuart

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
Per the contract with SweetWater Restoration, Inc. dated January 30, 2017, repair the kitchen area ceiling, duct work and flooring as outlined in the scope of work	$39,782.36	100%	$39,782.36	90 days
TOTAL ESCROW			Collection WAIVED

INITIAL PAGE TO SCHEDULE 6.1 TO
MASTER CREDIT FACILITY AGREEMENT
Required Repair Schedule

____________________
Borrower Initials

SCHEDULE 13 TO
MASTER CREDIT FACILITY AGREEMENT
Ownership Interests Schedule
[See attached.]

Organizational Chart

Allegro at Jupiter

1031 Community Drive, Jupiter, FL 33458

Healthcare Trust, Inc.* (MD)
General Partner/Limited Partner 99.9%
Healthcare Trust Advisors, LLC (DE)
Limited Partner 0.1%
Healthcare Trust Operating Partnership, L.P.* (DE)
100%
100%
ARHC CO SPE MEMBER, LLC* (DE)
ARHC TRS Holdco II, LLC* (DE)
100%
100%
Lease
ARHC ALJUPFL01, LLC* (DE)
PropCo
ARHC ALJUPFL01 TRS, LLC* (DE) (Licensee)
OpCo
Management Agreement
Love Management Company, LLC (MO) d/b/a Allegro Management Company (Manager)
Officers of Healthcare Trust, Inc.
W. Todd Jensen – Interim Chief Executive Officer and President
Katie P. Kurtz - Chief Financial Officer, Secretary and Treasurer
Directors of Healthcare Trust, Inc.
Edward M. Weil, Jr. - Director
Elizabeth K. Tuppeny - Independent Director
Edward G. Rendell - Independent Director
Leslie D. Michelson - Non-Executive Chairman
Lee M. Elman - Independent Director
*Address:
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022

Organizational Chart
Allegro at Stuart
3400 SE Aster Lane, Stuart, FL 34994

Healthcare Trust, Inc.* (MD)
General Partner/Limited Partner 99.9%
Healthcare Trust Advisors, LLC (DE)
Limited Partner 0.1%
Healthcare Trust Operating Partnership, L.P.* (DE)
100%
100%
ARHC CO SPE MEMBER, LLC* (DE)
ARHC TRS Holdco II, LLC* (DE)
100%
100%
Lease
ARHC ALSTUFL01, LLC* (DE)
PropCo
ARHC ALSTUFL01 TRS, LLC* (DE) (Licensee)
OpCo
Management Agreement
Love Management Company, LLC (MO) d/b/a Allegro Management Company (Manager)
Officers of Healthcare Trust, Inc.
W. Todd Jensen – Interim Chief Executive Officer and President
Katie P. Kurtz - Chief Financial Officer, Secretary and Treasurer
Directors of Healthcare Trust, Inc.
Edward M. Weil, Jr. - Director
Elizabeth K. Tuppeny - Independent Director
Edward G. Rendell - Independent Director
Leslie D. Michelson - Non-Executive Chairman
Lee M. Elman - Independent Director
*Address:
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022

Organizational Chart
Additional Borrower

Healthcare Trust, Inc.*
(MD)
General Partner/Limited Partner
99.9%
Healthcare Trust Advisors, LLC
(DE)
Limited Partner
0.1%
Healthcare Trust Operating Partnership, L.P.*
(DE)
100%
ARHC CO SPE MEMBER, LLC*
(DE)
100%
See Schedule 1 attached hereto*
Officers of Healthcare Trust, Inc.
W. Todd Jensen – Interim Chief Executive Officer and President
Katie P. Kurtz - Chief Financial Officer, Secretary and Treasurer
Directors of Healthcare Trust, Inc.
Edward M. Weil, Jr. - Director
Elizabeth K. Tuppeny - Independent Director
Edward G. Rendell - Independent Director
Leslie D. Michelson - Non-Executive Chairman
Lee M. Elman - Independent Director
*Address:
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022

INITIAL PAGE TO SCHEDULE 13 TO
MASTER CREDIT FACILITY AGREEMENT
Ownership Interest Schedule

____________________ Borrower Initials

SCHEDULE 16.1 TO
MASTER CREDIT FACILITY AGREEMENT
Exceptions to Representations and Warranties and Exceptions to Covenants
1.Section 4.01(f) (Effect of Master Agreement on Financial Condition) and Section 4.01(i) (No Bankruptcies or Judgments). Until such time as a Multifamily Residential Property meeting all of the Underwriting and Servicing Requirements is acquired by such Shell Borrower and concurrently added to the Collateral Pool in connection with a Future Advance made subject to and in accordance with the terms of the Master Agreement, such Shell Borrower will be rendered Insolvent by the transactions contemplated by the provisions of the Master Agreement and other Loan Documents and such Shell Borrower will not have sufficient working capital to pay all of such Shell Borrower’s outstanding debts as they come due, including all Debt Service Amounts.

INITIAL PAGE TO SCHEDULE 16.1 TO
MASTER CREDIT FACILITY AGREEMENT
Exceptions to Representations and Warranties and Exceptions to Covenants

____________________ Borrower Initials

EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT
SCHEDULE OF MORTGAGED PROPERTIES
AND VALUATIONS
(Seniors Housing)

PROPERTY	LOCATION	OWNER	INITIAL VALUATION	CURRENT ALLOCABLE FACILITY AMOUNT
Allegro at Stuart	3400 SE Aster Lane Stuart, Martin County, FL 34994	ARHC ALSTUFL01, LLC, a Delaware limited liability company	$71,000,000	$44,846,094
Allegro at Jupiter	1031 Community Drive, Jupiter, Palm Beach County, FL 33458	ARHC ALJUPFL01, LLC, a Delaware limited liability company	$61,100,000	$38,592,906

EXHIBIT E TO MASTER CREDIT FACILITY AGREEMENT
FUTURE ADVANCE REQUEST
(Seniors Housing)
CAPITAL ONE MULTIFAMILY FINANCE, LLC,
a Delaware limited liability company (“Lender”)
2 Bethesda Metro Center, 10th Floor
Bethesda, Maryland 20814
Attn: Asset Management
[Note: Subject to change in the event Lender or its address changes]

Re:
FUTURE ADVANCE REQUEST issued pursuant to that certain Master Credit Facility Agreement (Seniors Housing), dated as of October 31, 2016, by and among the undersigned (“Borrower”) and Lender (as amended, restated or otherwise modified from time to time, the “Master Agreement”)

Ladies and Gentlemen:
This constitutes a Future Advance Request pursuant to the terms of the above-referenced Master Agreement.
Section 1.Request. Borrower hereby requests that Lender make a Future Advance in accordance with the terms of the Master Agreement. Following is the information required by the Master Agreement with respect to this Request:
(a)Amount. The amount of the Future Advance shall be $_____________.
(b)Designation of Advance. The Future Advance is a: [Check one]
Fixed Advance
Variable Advance
(c)Maturity Date. The Maturity Date of the Future Advance is as follows: _____________.
(d)Accompanying Documents. All documents, instruments and certificates required to be delivered pursuant to the conditions contained in Section 2.02 (Advances) of the Master Agreement, including %3. a Variable Note (for Variable Advances), %3. a Fixed Note (for Fixed Advances), %3. a Compliance Certificate, and %3. an Organizational Certificate, will be delivered on or before the Effective Date.
Section 2.Fees. Pursuant to the terms of the Master Agreement, Borrower shall pay the Additional Origination Fee and, as applicable, the Re-Underwriting Fee, as a condition to the closing of the Future Advance.
Section 3.Capitalized Terms. All capitalized terms used but not defined in this Request shall have the meanings ascribed to such terms in the Master Agreement.
[Remainder of Page Intentionally Blank]
Sincerely,
BORROWER:

[INSERT BORROWER SIGNATURE BLOCK(S)]

By:                        (SEAL)
Name:
Title:

Reaffirmation, Joinder and First Amendment to Master Credit Facility Agreement	9
HTI/Capital One (Borrow Up)